                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 21, 2006

                                   ----------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                          1-31447               74-0694415
(State or other jurisdiction      (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

             1111 LOUISIANA
             HOUSTON, TEXAS                                          77002
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                                   ----------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

     CenterPoint Energy, Inc. today announced the planned redemption of its 2.875% Convertible Senior Notes due 2024 (the "Notes") on January 22, 2007.

     CenterPoint Energy today also announced the extension of the period during which holders may exercise their option to require CenterPoint Energy to purchase their Notes until 12:00 Midnight, New York City time, on Friday, January 12, 2007. The purchase option had been scheduled to expire at 5:00 p.m., New York City time, on January 12, 2007.

     A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

     The following exhibit is furnished pursuant to Item 8.01:

Exhibit Number   Description
--------------   -----------
    99.1         Press Release dated December 21, 2006 "CenterPoint Energy, Inc.
                 Announces Redemption of 2.875 Percent Convertible Senior Notes
                 due 2024 and Extension of Purchase Option for 2.875 Percent
                 Convertible Senior Notes due 2024."

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENTERPOINT ENERGY, INC.


Date: December 21, 2006                 By: /s/ Rufus S. Scott
                                            ------------------------------------
                                            Rufus S. Scott
                                            Vice President, Deputy General
                                            Counsel and Assistant Corporate
                                            Secretary

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                                Index to Exhibits

Exhibit Number   Description
--------------   -----------
    99.1         Press Release dated December 21, 2006 "CenterPoint Energy, Inc.
                 Announces Redemption of 2.875 Percent Convertible Senior Notes
                 due 2024 and Extension of Purchase Option for 2.875 Percent
                 Convertible Senior Notes due 2024."